                                                                   EXHIBIT 10.19

1999-2000 STRATEGIC INCENTIVE PLAN
----------------------------------

PERFORMANCE MEASURES:

Groups
------

75% Brunswick Value Added (BVA)(aggregate 1999 and 2000)
25% Up to 5 key strategic initiatives per business unit approved by the Chairman

Corporate
---------

75% Earnings Per Share (EPS) (aggregate 1999 and 2000)
25% Up to 5 strategic goals


PERFORMANCE WEIGHTINGS:

Operating Committee:    Corporate Performance  25%
                        Group Performance      75%

President's Council:    Corporate Performance  20%
                        Group Performance      80%

Key Management:         Corporate Performance  10%
                        Group Performance      90%


RELATIONSHIP OF PERFORMANCE TO PAYOUT:


                                        Payout Level as of
     Performance Level                  % of Target Award
     -----------------                  -----------------

          120%                                125%
          110%                                110%
          100%                                100%
           90%                                 70%
           80%                                 50%

Bonus not paid below 80% level.